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Exhibit 21.1

SUBSIDIARIES OF THE COMPANY

Name	Jurisdiction of Organization
AARC, INC.	Delaware
AAIC, INC.	Delaware
ADVANCE AMERICA LEASING SERVICES, INC.	Delaware
ADVANCE AMERICA SERVICING OF ARKANSAS, INC.	Delaware
ADVANCE AMERICA SERVICING OF GEORGIA, INC.	Delaware
ADVANCE AMERICA SERVICING OF INDIANA, INC.	Delaware
ADVANCE AMERICA SERVICING OF TEXAS, L.P.	Texas
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALABAMA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALASKA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARIZONA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARKANSAS, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF CALIFORNIA, LLC	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF COLORADO, LLC	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF CONNECTICUT, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF DELAWARE, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF DISTRICT OF COLUMBIA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF FLORIDA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF GEORGIA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF HAWAII, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF IDAHO, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ILLINOIS, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF INDIANA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF IOWA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF KANSAS, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF KENTUCKY, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF LOUISIANA, LLC	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MAINE, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MARYLAND, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MASSACHUSETTS, INC.	Delaware

ADVANCE AMERICA, CASH ADVANCE CENTERS OF MICHIGAN, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MINNESOTA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSISSIPPI, LLC	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSOURI, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MONTANA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEBRASKA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEVADA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW HAMPSHIRE, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW JERSEY, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW MEXICO, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW YORK, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH CAROLINA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH DAKOTA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OHIO, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OKLAHOMA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OREGON, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF PENNSYLVANIA, LLC • d/b/a Advance America • d/b/a National Cash Advance • d/b/a Advance America, Cash Advance Centers • d/b/a Advance America, Cash Advance	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF RHODE ISLAND, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH CAROLINA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH DAKOTA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF TENNESSEE, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF TEXAS, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF UTAH, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF VERMONT, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF VIRGINIA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WASHINGTON, LLC	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WEST VIRGINIA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WISCONSIN, INC.	Delaware

ADVANCE AMERICA, CASH ADVANCE CENTERS OF WYOMING, INC.	Delaware
MCKENZIE CHECK ADVANCE OF ALABAMA, L.L.C.	Tennessee
MCKENZIE CHECK ADVANCE OF ARKANSAS, LLC	Tennessee
MCKENZIE CHECK ADVANCE OF COLORADO, LLC	Tennessee
MCKENZIE CHECK ADVANCE OF INDIANA, LLC	Tennessee
MCKENZIE CHECK ADVANCE OF IOWA, L.L.C. • d/b/a Advance America, Cash Advance Centers • d/b/a Advance America	Tennessee
MCKENZIE CHECK ADVANCE OF KANSAS, LLC	Tennessee
MCKENZIE CHECK ADVANCE OF MISSISSIPPI, LLC • d/b/a National Cash Advance	Tennessee
MCKENZIE CHECK ADVANCE OF NEBRASKA, LLC • d/b/a Advance America, Cash Advance Centers • d/b/a Advance America	Tennessee
MCKENZIE CHECK ADVANCE OF NEW JERSEY, L.L.C.	Tennessee
MCKENZIE CHECK ADVANCE OF OHIO, LLC • d/b/a National Cash Advance	Tennessee
MCKENZIE CHECK ADVANCE OF OREGON, LLC	Tennessee
MCKENZIE CHECK ADVANCE OF WASHINGTON, L.L.C.	Tennessee
MCKENZIE CHECK ADVANCE OF WISCONSIN, LLC • d/b/a National Cash Advance	Tennessee
NCAS OF DELAWARE, LLC • d/b/a Advance America, Cash Advance • d/b/a Advance America	Delaware
NCAS OF NEW JERSEY, LLC	Delaware
ADVANCE AMERICA MONEY.COM, INC.	Delaware
CHURCH AND COMMERCE, LLC	South Carolina
AA AIR, LLC	Delaware
AA CHALLENGER, LLC	Delaware
ACSO OF MICHIGAN, INC. • d/b/a Advance America • d/b/a Advance America, Cash Advance	Delaware
ACSO OF TEXAS, L.P. • d/b/a Advance America • d/b/a Advance America, Cash Advance	Texas
W.P.S. SYSTEMS, LTD. OF NEW ENGLAND • d/b/a Advance America, Cash Advance	Rhode Island

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  Exhibit 21.1
SUBSIDIARIES OF THE COMPANY